UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2010

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2544

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2010, the Compensation Committee of the Board of Directors of the Registrant and Old Line Bank reviewed the financial performance of the Registrant and Old Line Bank for the fiscal year ended December 31, 2009 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers, James W. Cornelsen (CEO), Joseph W. Burnett (Executive Vice President) and Christine M. Rush (CFO).

Based on this review effective January 28, 2010, the Registrant paid cash bonuses, issued incentive stock option and issued restricted stock to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

Name of Officer	Cash Bonus	Number of Options	Exercise Price	Number of Restricted Shares	Share Price
James W. Cornelsen	$93,525	11,823	$7.13	7,351	$7.13
Joseph Burnett	51,690	5,441	7.13	3,383	7.13
Christine M. Rush	50,250	5,317	7.13	3,307	7.13

One-third of the option grant vested on January 28, 2010, one-third of the option grant will vest on December 31, 2010, and one-third of the option grant will vest on December 31, 2011.  The options were evidenced by Stock Option Agreements in the form filed as Exhibit 10.2 to the Form 8-K filed with the SEC on January 5, 2005.  The options were issued under the Registrant’s 2004 Equity Incentive Plan.

One-third of the restricted share grant will vest on December 31, 2010, one-third of the restricted share grant will vest on December 31, 2011 and one-third of the restricted share grant will vest on December 31, 2012.  The restricted shares of stock were issued under the Registrant’s 2004 Equity Incentive Plan.

In addition, effective as of January 1, 2010, Old Line Bank increased the guaranteed annual compensation payable to each of its executive officers, as set forth in a sixth amendment to each executive’s employment agreement.  Specifically, Mr. Cornelsen’s guaranteed annual compensation increased from $249,400 to $275,000.  Mr. Burnett’s guaranteed annual compensation increased from $172,300 to $181,000 and Ms. Rush’s guaranteed annual compensation increased from $168,400 to $181,000.  In addition, Mr. Cornelsen’s agreement was amended to reflect Old Line Bank’s decision to extend the term of his employment agreement to March 30, 2015.  The summary and description of the amendments to the employment agreements, copies of which are filed as Exhibit 10.2, Exhibit 10.7 and Exhibit 10.12 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.2	Sixth Amendment to Executive Employment Agreement effective as of January 1, 2010 by and between Old Line Bank and James W. Cornelsen

10.7	Sixth Amendment to Executive Employment Agreement effective as of January 1, 2010 by and between Old Line Bank and Joseph E. Burnett

10.12	Sixth Amendment to Executive Employment Agreement effective as of January 1, 2010 by and between Old Line Bank and Christine M. Rush

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: February 2, 2010	By: /s/ Christine M. Rush
Christine M. Rush, Chief Financial Officer